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EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 8, 2000, included in this Form 10-K, into Psychemedics Corporation's previously filed Registration Statements File Nos. 33-41787, 33-50712, 33-45332, 33-66942, 33-58970 and 333-12403.



                                                     ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 21, 2000